                                                                     Exhibit 3.1

                                     FOURTH
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               VORNADO REALTY L.P.

                          Dated as of November 30, 1998


     THIS FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this "Amendment") is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (defined therein as the "General Partner"), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the "Partnership"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 1, 1997, and the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998 (as so amended and as the same may be further amended, the "Agreement").

     WHEREAS, the Partnership was formed on October 2, 1996, under the name "Mendik Real Estate Group, L.P." and, concurrently therewith, the Partnership's general partner caused the Partnership's initial Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware;

     WHEREAS, on November 7, 1996, the general partner of the Partnership changed the name of the Partnership to "The Mendik Company, L.P." and, in connection therewith, caused a Certificate of Amendment to the Certificate of Limited Partnership of the Partnership to be filed in the office of the Delaware Secretary of State on November 8, 1996;

     WHEREAS, as of April 15, 1997, the General Partner, certain of affiliates of the General Partner, FW/Mendik REIT, L.L.C., a Delaware limited liability company, and The Mendik Company, Inc., a Maryland corporation, recapitalized the Partnership and, in connection therewith, entered into a First Amended and Restated Agreement of Limited Partnership, dated as of April 15, 1997 (the "Prior Agreement"), and in connection therewith filed a Certificate of Amendment to the Certificate of Limited Partnership of the Partnership in the office of the Delaware Secretary of State, which filing was made on April 15, 1997;


     WHEREAS, effective as of October 20, 1997, the General Partner caused the Partnership to issue and distribute to each Person who was a Limited Partner on October 15, 1997, an additional Common Partnership Unit for each Common Partnership Unit (and in the same Class) that was owned by such Person on October 15, 1997 and, in connection therewith, the General Partner amended and restated the Prior Agreement in the form of the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P.;


     WHEREAS, as of December 16, 1997, in connection with the General Partner's acquisition of Arbor Property Trust, the general partner adopted the Amendment to Second Amended and Restated Agreement of Limited Partnership Vornado Realty L.P.;

     WHEREAS, as of April 1, 1998, in connection with the Partnership's acquisition of certain properties and businesses from the shareholders of Joseph
P. Kennedy Enterprises, Inc. and certain of their affiliates, the General Partner adopted the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P.;

     WHEREAS, on August 15, 1998, the General Partner acquired all of the then-outstanding Class E Units of limited partnership interest in the Partnership for an equal number of Common Shares in satisfaction of a joint redemption request by the holders thereof and, as a result of that redemption, the Class E Units were converted into Class A Units of limited partnership interest;

     WHEREAS, on November 12, 1998, in connection with the issuance of additional Partnership Units designated as Series D-1 Preferred Units, the General Partner adopted the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P.;

     WHEREAS, as of August 18, 1998, the Partnership entered into a Contribution Agreement as amended and restated in its entirety by the Amended and Restated Contribution Agreement executed as of the same date (the "Contribution Agreement") between the Partnership and Market Square Limited Partnership, which Contribution

Agreement required the Partnership to acquire the Contribution Properties, as defined in the Contribution Agreement, in exchange for a combination of cash, Class A Partnership Units and Partnership Units of a newly created series to be designated by the Partnership as "Series C-1 Preferred Units of the Partnership";

     WHEREAS, as of August 18, 1998, the Partnership entered into a Contribution Agreement (the "Phillips Contribution Agreement") between the Partnership and Phillips Property Company, L.L.C., which Phillips Contribution Agreement required the Partnership to acquire the Contribution Properties, as defined in the Phillips Contribution Agreement in exchange for Series C-1 Preferred Units of the Partnership;

     WHEREAS, the General Partner has determined that it is in the best interest of the Partnership to amend the Agreement to reflect the issuance of the above-referenced Series C-1 Preferred Units;

     WHEREAS, Section 14.1.B of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

     WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;

     NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

     1. Exhibit K, attached hereto as Attachment 1, is hereby incorporated by reference into the Agreement and made a part thereof.

     2. Section 4.2 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

     "I. Issuance of Series C-1 Preferred Units. From and after the date hereof the Partnership shall be authorized to issue Partnership Units of a new series, which Partnership Units are hereby designated as "Series C-1 Preferred Units". Series C-1 Preferred Units shall have the terms set forth in Exhibit K attached hereto and made part hereof."

     3. In making distributions pursuant to Section 5.1(b) of the Agreement, the General Partner of the Partnership shall take into account the provisions of Paragraph 2 of Exhibit K to the Agreement, including, but not limited to,
Section 2.F(ii) thereof.

     4. The Agreement is hereby supplemented by adding the following paragraph at the end of Section 8.6 thereof:

     "I. Series C-1 Preferred Unit Exception. Section 8.6A of this Agreement shall not apply to any Partnership Unit designated as a Series C-1 Preferred Unit."

     5. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

     6. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                              VORNADO REALTY TRUST


                              By: /s/ Irwin Goldberg
                                  Name:  Irwin Goldberg
                                  Title: Vice President and Chief Financial
                                         Officer

                                                                    Attachment 1

                                    EXHIBIT K
                   DESIGNATION OF THE PREFERENCES, CONVERSION
                 AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS,
            LIMITATIONS AS TO DISTRIBUTIONS, QUALIFICATIONS AND TERMS
                          AND CONDITIONS OF REDEMPTION

                                     OF THE

                           SERIES C-1 PREFERRED UNITS


1.   Definitions.

     In addition to those terms defined in the Agreement and Exhibits thereto, the following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary or if such terms defined in this Exhibit K are defined differently elsewhere in the Agreement or in an Exhibit thereto (in which case such definition provided in this Exhibit K shall only apply for purposes of defined terms used in this Exhibit K), apply to the terms used in the Agreement and Exhibits thereto including this Exhibit K:

     "Common Shares" shall mean the common shares of beneficial interest of the General Partner, par value $.04 per share.

     "Conversion Price" shall mean the conversion price per Class A Unit for which the Series C-1 Preferred Units are convertible, as such Conversion Price may be adjusted pursuant to the terms of the Series C-1 Preferred Units as provided in Section 2.E(iv) below. The initial conversion price shall be $43.74 (equivalent to a conversion rate of 1.1431 Class A Units for each Series C-1 Preferred Unit).

     "Current Market Price" of publicly traded Common Shares or any other class of shares of beneficial interest or other security of the General Partner or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such security is not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer of the General Partner or the Board of Trustees.

     "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing on January 1, 1998; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the dividend payment due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

     "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the Initial Distribution Period).

     "Initial Distribution Period" shall mean the quarterly distribution period commencing on November 24, 1998 and including December 31, 1998.

     "Junior Units" shall have the meaning set forth in Paragraph 2.F(c) below.

     "Parity Units" shall have the meaning set forth in Paragraph 2.F(b) below.


     "Series B Preferred Units" means collectively, the Partnership's outstanding Series B-1 Convertible Preferred Units and Series B-2 Restricted Preferred Units, the terms of which are set forth in Exhibit I to the Partnership Agreement.


     "Series C-1 Preferred Unit" means a Partnership Unit issued by the Partnership under that designation. Series C-1 Preferred Units shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as are set forth in this Exhibit K.

     "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership or the General Partner on behalf of the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units or any class or series of Partnership Units ranking on a parity with the Series C-1 Preferred Units as to the payment of distributions are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series C-1 Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

     "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which the securities are traded.


2.   Terms of the Series C-1 Preferred Units.

     A. Number. As of the close of business on the date hereof, the total number of Series C-1 Preferred Units issued and outstanding will be up to 1,250,000. The General Partner may issue additional Series C-1 Preferred Units from time to time in accordance with the terms of the Agreement, and in connection with any such additional issuance the General Partner shall revise Exhibit A to the Agreement to reflect the total number of Series C-1 Preferred Units then issued and outstanding.

     B. Distributions. (i) The holders of the then outstanding Series C-1 Preferred Units, shall be entitled to receive, when, as and if declared by the General Partner, distributions payable in cash at the rate per annum of $3.25 per Series C-1 Preferred Unit (the "Annual Distribution Rate"). Such distributions shall be cumulative from the date of issuance and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on each Distribution Payment Date, commencing on the first Distribution Payment Date after the date of issuance of the Series C-1 Preferred Units; provided that distribution amount per Series C-1 Preferred Unit paid in respect of the Initial Distribution Period shall be determined in accordance with paragraph (ii) below. Distributions are cumulative from the most recent Distribution Payment Date to which distributions have been paid. Accrued and unpaid distribution for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date.

     (ii) The amount of dividends payable for each full Distribution Period for the Series C-1 Preferred Units shall be computed by dividing the Annual Distribution Rate by four. The amount of distributions payable for the Initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series C-1 Preferred Units shall be computed on the basis of the actual number of days in such period and a 360-day year of twelve 30-day months. The holders of the then outstanding Series C-1 Preferred Units shall not be entitled to any distributions, whether payable in cash, property or securities, in excess of cumulative distributions, as herein provided, on the Series C-1 Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series C-1 Preferred Units that may be in arrears.

     (iii) So long as any Series C-1 Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any series or class or classes of Parity Units for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series C-1 Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on such class or series of Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series C-1 Preferred Units and all distributions declared upon any other series or class or classes of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series C-1 Preferred Units and such Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account.

     (iv) So long as any Series C-1 Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Junior Units made in respect of a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the General Partner or any subsidiary, or as permitted under Article VI of the Declaration of Trust of the General Partner), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the General Partner, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (a) the full cumulative distributions on all outstanding Series C-1 Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series C-1 Preferred Units and all past distribution periods with respect to such Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account, and (b) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series C-1 Preferred Units and any Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account.

     C. Liquidation Preference. (i) In the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership shall be made to or set apart for the holders of Junior Units, holders of the Series C Preferred Units shall be entitled to receive Fifty Dollars ($50.00) per Series C-1 Preferred Unit (the "Liquidation Preference") plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to the holders of such units; but the holders of the Series C-1 Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership or the General Partner, the assets of the Partnership, or proceeds thereof, distributable to the holders of the Series C Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series C-1 Preferred Units and the holders of any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series C-1 Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section C, (i) a consolidation or merger of the Partnership or the General Partner with one or more entities, (ii) a statutory share exchange by the Partnership or the General Partner and (iii) a sale or transfer of all or substantially all of the Partnership's or the General Partner's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership or General Partner.

     (ii) Subject to the rights of the holders of Partnership Units of any series or class or classes of shares ranking on a parity with or prior to the Series C-1 Preferred Units upon any liquidation, dissolution or winding up of the General Partner or the Partnership, after payment shall have been made in full to the holders of the Series C-1 Preferred Units as provided in this Section, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C-1 Preferred Units shall not be entitled to share therein.

     D. Redemption of the Series C-1 Preferred Units. (i) The Series C-1 Preferred Units shall not be redeemable prior to November 24, 2003. On and after November 24, 2003, the General Partner may, at its option, cause the Partnership to redeem the Series C-1 Preferred Units for Class A Units, in whole or in part, as set forth herein, subject to the provisions described below (the "Redemption Date").

     (ii) Upon redemption of Series C-1 Preferred Units by the General Partner on the Redemption Date, each Series C-1 Preferred Unit so redeemed shall be converted into a number of Class A Units equal to the aggregate Liquidation Preference of the Series C-1 Preferred Units being redeemed divided by the Conversion Price as of the opening of business on the Redemption Date.

     Upon any redemption of Series C-1 Preferred Units, the Partnership shall pay in cash any accrued and unpaid distributions in arrears for any Distribution Period ending on or prior to the Redemption Date. If the Redemption Date falls after the record date for a Distribution Payment Date and before the related Distribution Payment Date, the holder of the Series C-1 Preferred Units to which such redemption applies shall be entitled to such distributions notwithstanding the redemption of such Series C-1 Preferred Units. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series C-1 Preferred Units called for redemption or on the Class A Units issued upon such redemption.

     (iii) If full cumulative distributions on the Series C-1 Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account, the Series C-1 Preferred Units may not be redeemed in part and the Partnership may not purchase, redeem or otherwise acquire Series C-1 Preferred Units.

     (vi) As promptly as practicable after the surrender of the certificates for any such Series C-1 Preferred Units so redeemed, such Series C-1 Preferred Units shall be exchanged for certificates of Class A Units and any cash (without interest thereon) as provided herein for which such Series C-1 Preferred Units have been redeemed. If fewer than all the Series C-1 Preferred Units represented by any certificate are redeemed, then new certificates representing the unredeemed Series C-1 Preferred Units shall be issued without cost to the holders thereof.

     (v) No fractional Partnership Unit shall be issued upon redemption of Series C-1 Preferred Units. Instead of any fractional interest in a Class A Unit that would otherwise be deliverable upon the redemption of Series C-1 Preferred Units, the Partnership shall pay to the holders of the Series C Preferred Units an amount in cash (computed to the nearest cent) based upon the Current Market Price of Common Shares of the General Partner on the Trading Day immediately preceding the Redemption Date.

     (vi) The Partnership covenants that any Class A Unit issued upon redemption of the Series C-1 Preferred Units shall be validly issued, fully paid and non-assessable.

     E.   Conversion.

     The holders of Series C-1 Preferred Units shall have the right to convert all or a portion of such Series C-1 Preferred Units into Class A Units, converted as follows:

     (i) Subject to and upon compliance with the provisions of this Section E, the holders of Series C-1 Preferred Units shall have the right, at their option, at any time and from time to time, to convert all or any portion of such Series C-1 Preferred Units into the number of fully paid and non-assessable Class A Units obtained by dividing the aggregate Liquidation Preference of such Series C-1 Preferred Units by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (ii) of this Section E) by surrendering such Series C-1 Preferred Units to the Partnership to be converted, such surrender to be made in the manner provided in paragraph (ii) of this Section E; provided, however, that the right to convert Series C-1 Preferred Units called for redemption pursuant to Section D hereof shall terminate at the close of business on the Redemption Date fixed for such redemption, unless the Partnership shall default in making payment of the Class A Units and any cash payable in lieu of fractional Partnership Units or otherwise upon such redemption under Section D hereof.

     (ii) In order to exercise the conversion right, the holder of each Series C-1 Preferred Unit to be converted shall surrender the certificate representing such Series C-1 Preferred Unit to the Partnership.

     The holders of Series C-1 Preferred Units shall be entitled to receive the distribution payable on such Series C-1 Preferred Units on a Distribution Payment Date notwithstanding the conversion thereof following the record date for such Distribution Payment Date and prior to such Distribution Payment Date. However, Series C-1 Preferred Units surrendered for conversion during the period between the close of business on the record date of any Distribution Payment Date and the opening of business on the corresponding Distribution Payment Date must be accompanied by payment of an amount equal to the distribution payable on such Series C-1 Preferred Units on such Distribution Payment Date, to the extent such distribution amount has been received, or when such amount is thereafter received, by the holder of the Series C-1 Preferred Units. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on converted Series C-1 Preferred Units or for distributions on the Class A Units issued upon such conversion.

     As promptly as practicable after the surrender of certificates for Series C-1 Preferred Units as aforesaid, the General Partner shall receive a certificate or certificates for the number of full Class A Units issuable upon the conversion of Series B Preferred Units surrendered in accordance with the provisions of this Section E, and any fractional interest in respect of a Class A Unit arising upon such conversion shall be settled as provided in paragraph
(iii) of this Section E.

     Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series C-1 Preferred Units shall have been surrendered (and if applicable, payment of an amount equal to the distribution payable on such Series C-1 Preferred Units) and received by the Partnership as aforesaid, and the General Partner shall be deemed to have become the holder or holders of record of the Class A Units represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time and on such date unless the stock transfer books of the Partnership shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such partnership transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such Series C-1 Preferred Units shall have been surrendered and received by the General Partner.

     (iii) No fractional Partnership Unit shall be issued upon conversion of the Series C-1 Preferred Units. Instead of any fractional interest in a Class A Unit that would otherwise be deliverable upon the conversion of a Series C-1 Preferred Unit, the Partnership shall pay to the holder of such Series C-1 Preferred Unit an amount in cash based upon the Current Market Price of Common Shares of the General Partner on the Trading Day immediately preceding the date of conversion.

     (iv) The Conversion Price shall be adjusted in a manner comparable to the adjustment of the conversion price applicable to the Series A Preferred Shares of the General Partner as provided in Section 7(d) of the Articles Supplemental ($3.25 Series A Convertible Preferred Shares) of the Declaration of Trust of the General Partner.

     F. Ranking. (i) Any class or series of Partnership Units shall be deemed to rank:

     (a) prior to the Series C-1 Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if the holders of such class or series of Preferred Units shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C-1 Preferred Units;

     (b) on a parity with the Series C-1 Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Partnership Unit be different from those of the Series C-1 Preferred Units, if the holders of such Partnership Units of such class or series and the Series C-1 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except to the extent that such distributions or amounts distributable on the

Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account ("Parity Units"); and

     (c) junior to the Series C-1 Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if such class or series of Partnership Units shall be Common Partnership Units or if the General Partner, in its capacity as the holder of Series C-1 Preferred Units, shall be entitled to receipt of distribution or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Partnership Units of such class or series, and such class or series of Partnership Units shall not in either case rank prior to the Series C-1 Preferred Units ("Junior Units").

     (ii) The Series A Preferred Units and Series B Preferred Units shall be Parity Units with respect to the Series C-1 Preferred Units and the holders of the Series C-1 Preferred Units, the Series A Preferred Units and Series B Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not payable due to a lack of funds in the Nongovernmental Account and except that:

     (a) For so long as the Class C Units are outstanding, the Series C-1 Preferred Units shall not rank senior to the Class C Units as to preferential distributions or redemption or voting rights and shall receive: (i) accumulated and unpaid distributions pari passu with distributions made to the holders of Class C Units pursuant to Subsection 5.1.B(iv) of the Agreement and (ii) other distributions pari passu with distributions made to the holders of Class C Units pursuant to Subsection 5.1.B(v) of the Agreement.

     (b) For so long as the Class D Units are outstanding, the Series C-1 Preferred Units shall not rank senior to the Class D Units as to preferential distributions or redemption or voting rights. For so long as the Class D Units are outstanding (and the Class C Units are no longer outstanding), the Series C-1 Preferred Units shall receive: (i) accumulated and unpaid distributions pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(ii) of the Agreement and (ii) other distributions pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(iii) of the Agreement.

     (c) When the Class C Units and Class D Units are no longer outstanding, the Series C-1 Preferred Units shall receive distributions pari passu with other Partnership Units, if any, receiving distributions pursuant to Section 5.1.B(i), except to the extent that distributions on the Series B-2 Restricted Preferred Units may not be paid due to a lack of funds in the Nongovernmental Account.

     (d) Distributions made pursuant to Subsections F(ii)(a) and F(ii)(b) of this Exhibit K shall be made pro rata with other distributions made to other Partnership Units as to which they rank pari passu based on the ratio of the amounts to be paid the Series C-1 Preferred Units and such other Partnership Units, as applicable, to the total amounts to be paid the Series C-1 Preferred Units and such other Partnership Units taken together on the Partnership Record Date, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent such distribution may not be paid due to a lack of funds in the Nongovernmental Account.

     (iii) For purposes of allocations of items made pursuant to Article VI of the Agreement:

     (a) As long as Class C Units are outstanding, the Series C-1 Preferred Units shall be allocated items pari passu with the allocation of items to holders of Class C Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (v), (vi) and (vii) and Section 6.1.B (v), (vi) and
(vii) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class C Units in Article VI of the Agreement shall be deemed to also refer to Series C-1 Preferred Units except that references to distributions made to the Class C Units shall be deemed to refer to distributions made to the Series C-1 Preferred Units in a pro rata manner with such distributions made to the Class C Units.

     (b) As long as the Class D Units are outstanding (and the Class C Units are no longer outstanding), the Series C-1 Preferred Units shall be allocated items pari passu with the allocation of items to the holders of Class D Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (iii) and (vi) and Section 6.1.B (viii) and (ix) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class D Units in Article VI of the Agreement shall be deemed to also refer to Series C-1 Preferred Units except that references to distributions made to the Class D Units shall be deemed to refer to distributions made to the Series C-1 Preferred Units in a pro rata manner with such distributions made to the Class D Units.

     (c) When the Class C Units and Class D Units are no longer outstanding, the Series C-1 Preferred Units shall be allocated items pari passu with the allocation of items to holders of Preference Units (i.e., as allocated in Section 6.1.A (ii) and Section 6.1.B (x) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to Preference Units, as applicable; references to Preference Units in Article VI of the

Agreement shall be deemed to also refer to Series C-1 Preferred Units except that references to distributions made to Preference Units shall be deemed to refer to distributions made to the Series C-1 Preferred Units in a pro rata manner with such distributions, if any, made to the Preference Units.

     G. Voting. Except as required by law, the holders of the Series C Preferred Units shall not be entitled to vote at any meeting of the Partners or for any other purpose or otherwise to participate in any action taken by the Partnership or the Partners, or to receive notice of any meeting of the Partners. When entitled to vote on a matter being submitted to holders of Partnership Units of more than one Class or Series, the Series C-1 Preferred Units shall vote together as a class.

     H. Restrictions on Ownership and Transfer. Transfers of Series C-1 Preferred Units shall be governed by Article XI of the Agreement.

                                                                    Attachment 2

EXHIBIT A (12/01/98) - HIGH POINT 1998 ACQUISITION


                              VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS


                                                                    CLASS OF UNITS
                                       --------------------------------------------------------------------
                                        SERIES A   VALUE      PERCENTAGE  SERIES B-1    VALUE    PERCENTAGE
                                       PREFERRED    OF            OF      PREFERRED      OF          OF
                                         UNITS   SERIES A      SERIES A     UNITS    SERIES B-1  SERIES B-1
                                       ---------------------------------  ---------------------------------
Vornado Realty Trust                   5,789,239 $296,061,682 100.0000%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.                                          200,000   $10,000,000  22.23%
Merchandise Mart Owners, L.L.C.                                           699,566   $34,978,300  77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alice C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                    CLASS OF UNITS
                                       --------------------------------------------------------------------
                                       SERIES B-2    VALUE    PERCENTAGE  SERIES C-1     VALUE    PERCENTAGE
                                       PREFERRED      OF          OF      PREFERRED       OF          OF
                                         UNITS    SERIES B-2  SERIES B-2    UNITS     SERIES C-1  SERIES C-1
                                       ---------------------------------  ---------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.       100,000    $5,000,000   22.23%
Merchandise Mart Owners, L.L.C.        349,783   $17,489,150   77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Jacob H. Froelich, Jr.                                                    150,067  $ 5,373,899   20.0648%
S.D. Phillips                                                               9,976  $   357,241    1.3338%
George W. Lyles                                                            70,044  $ 2,508,276    9.3653%
Canoe House Partners, LLC                                                 200,090  $ 7,165,223   26.7531%
Roaring Gap Limited Partnership                                           290,158  $10,390,558   38.7957%
Phillips Property Company, LLC                                             27,577  $   987,532    3.6872%

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                      CLASS OF UNITS
                                            ----------------------------------
                                            SERIES D-1    VALUE    PERCENTAGE
                                            PREFERRED      OF          OF
                                              UNITS     SERIES D-1  SERIES D-1
                                            ----------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.
Merchandise Mart Owners, L.L.C.
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.      2,400,000   60,000,000   100.00%

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                               CLASS OF UNITS
                                       -----------------------------------------------------------------------------------
                                             COMMON UNITS                           TOTAL          VALUE        PERCENTAGE
                                       -------------------------------------------  COMMON         COMMON         COMMON
                                          A           C          D            E     UNITS          UNITS          UNITS
                                       -----------------------------------------------------------------------------------
Vornado Realty Trust
Vornado Realty Trust                   43,526,809                                   43,527,559  $1,558,695,030  47.3992%
Vornado Finance Corp                   35,282,694                                   35,282,694  $1,263,473,272  38.4216%
Vornado Investment Corporation          3,666,666                                    3,666,666    $131,303,309   3.9928%
40 East 14 Realty Associates                                                                 0              $0   0.0000%
  General Partnership                   1,639,278                                    1,639,278     $58,702,545   1.7851%
825 Seventh Avenue Holding Corporation    235,516                                      235,516      $8,433,828   0.2565%
Menands Holdings Corporation              536,524                                      536,524     $19,212,924   0.5843%
Two Guys From Harrison, N.Y., Inc.        180,890                                      180,890      $6,477,671   0.1970%

Washington Design Center, L.L.C.           65,807                                       65,807      $2,356,549   0.0717%
Merchandise Mart Owners, L.L.C.                                                              0              $0   0.0000%
Merchandise Mart Enterprises, L.L.C.      395,967                                      395,967     $14,179,578   0.4312%
World Trade Center Chicago, L.L.C.        603,948                                      603,948     $21,627,378   0.6577%

Greene Street 1998 Exchange Fund, L.P.                                                       0              $0   0.0000%

Jacob H Froelich, Jr.
202,411                                                                                202,411      $7,248,338   0.2204%
S.D. Phillips                                   0                                            0              $0   0.0000%
George W Lyles                                  0                                            0              $0   0.0000%
Canoe House Partners, LLC                       0                                            0              $0   0.0000%
Roaring Gap Limited Partnership                 0                                            0              $0   0.0000%
Phillips Property Company, LLC                  0                                            0              $0   0.0000%

The Mendik Partnership, L.P.                       2,512,023                         2,512,023     $89,955,544   2.7355%
Mendik Realty Company, Inc.                   161                                          161          $5,765   0.0002%
FW / Mendik REIT, L.L.C.          (2)                486,540                           486,540     $17,422,997   0.5298%
Mendik RELP Corp.                                        846                               846         $30,295   0.0009%
2750 Associates                                                     2,704                2,704         $96,830   0.0029%
Abrams, Trust U/W/O Ralph                                           7,244                7,244        $259,408   0.0079%
Adler, Robert                                                       2,496                2,496         $89,382   0.0027%
Alpert, Vicki                                                       5,228                5,228        $187,215   0.0057%
Ambassador Construction Company, Inc.                              37,178               37,178      $1,331,344   0.0405%
Aschendorf-Shasha, Ellen                                            1,710                1,710         $61,235   0.0019%
Ash, Herbert                                                          154                  154          $5,515   0.0002%
Aubert, Trust FBO Lysa                                                                       0              $0   0.0000%
  UWO Barbara Schwartz                                              4,278                4,278        $153,195   0.0047%
Aubert, Trust FBO Lysa                                                                       0              $0   0.0000%
  UWO Ellis Schwartz                                                  256                  256          $9,167   0.0003%
Barr, Thomas                                                        1,844                1,844         $66,034   0.0020%
Barkin, Leonard                                                       962                  962         $34,449   0.0010%
Batkin, Nancy                                                           0                    0              $0   0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98        108                   6,338                6,446        $230,831   0.0070%
Berenson, David                                                     1,034                1,034         $37,028   0.0011%
Berenson, Joan                                                      1,382                1,382         $49,489   0.0015%
Berenson, Richard                                                     842                  842         $30,152   0.0009%
Berenson, Robert                                                    1,762                1,762         $63,097   0.0019%
Berger, Alica C.                                                      374                  374         $13,393   0.0004%
Bianculli, Louis                                                    5,604                5,604        $200,679   0.0061%
Bierman, Jacquin                                                    5,376                5,376        $192,515   0.0059%
Blumenthal, Joel Marie                                                154                  154          $5,515   0.0002%
Braverman, Madlyn                                                  35,032               35,032      $1,254,496   0.0381%
Bonk, Chris                                           75,344                            75,344      $2,698,069   0.0820%
Carb, Sally                                                         1,793                1,793         $64,207   0.0020%
Carney, Thomas                                                      1,419                1,419         $50,814   0.0015%
Chambers, Robert                              145                   7,961                8,106        $290,276   0.0088%
CHO Enterprises                                                     5,364                5,364        $192,085   0.0058%
Dembner, Shirley                              145                      78                  223          $7,986   0.0002%
Dembner, Shirley UGMA                                                                        0              $0   0.0000%
  for Lindsey Dembner                                               3,462                3,462        $123,974   0.0038%
Doner, Max                                                          3,364                3,364        $120,465   0.0037%
Downey, Michael                                       83,226                            83,226      $2,980,323   0.0906%
Dryfoos, Jacqueline                                                   962                  962         $34,449   0.0010%
Dubrowski, Raymond                                                  2,304                2,304         $82,506   0.0025%
Evans, Ben                                                            104                  104          $3,724   0.0001%
Field, Walter L.                                                    1,680                1,680         $60,161   0.0018%
Jesse Fierstein & Co.                                               4,045                4,045        $144,851   0.0044%
Fischer, Alan A.                                                    3,364                3,364        $120,465   0.0037%
Freedman, Robert                                                    5,770                5,770        $206,624   0.0063%
Gershon, Estate of Murray                                          10,494               10,494        $375,790   0.0114%
Getz, Howard                                                          333                  333         $11,925   0.0004%
Getz, Sandra                                                        7,328                7,328        $262,416   0.0080%
Getz, Sandra & Howard                                                 748                  748         $26,786   0.0008%

                                          TOTAL             TOTAL       PERCENTAGE
                                          UNITS             VALUE        INTEREST
                                        ----------     --------------    --------
Vornado Realty Trust                    90,857,616(1)  $3,342,360,263    89.3977%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.           365,807        $17,356,549     0.4642%
Merchandise Mart Owners, L.L.C.          1,049,349        $52,467,450     1.4033%
Merchandise Mart Enterprises, L.L.C.       395,967        $14,179,578     0.3793%
World Trade Center Chicago, L.L.C.         603,948        $21,627,378     0.5785%

Greene Street 1998 Exchange Fund, L.P.   2,400,000        $60,000,000     1.6048%

Jacob H. Froelich, Jr.                     352,478        $12,622,237     0.3376%
S.D. Phillips                                9,976           $357,241     0.0096%
George W. Lyles                             70,044         $2,508,276     0.0671%
Canoe House Partners, LLC                  200,090         $7,165,223     0.1916%
Roaring Gap Limited Partnership            290,158        $10,390,558     0.2779%
Phillips Property Company, LLC              27,577           $987,532     0.0264%

The Mendik Partnership, L.P.             2,512,023        $89,955,544     2.4060%
Mendik Realty Company, Inc.                    161             $5,765     0.0002%
FW / Mendik REIT, L.L.C.          (2)      486,540        $17,422,997     0.4660%
Mendik RELP Corp.                              846            $30,295     0.0008%
2750 Associates                              2,704            $96,830     0.0026%
Abrams, Trust U/W/O Ralph                    7,244           $259,408     0.0069%
Adler, Robert                                2,496            $89,382     0.0024%
Alpert, Vicki                                5,228           $187,215     0.0050%
Ambassador Construction Company, Inc.       37,178         $1,331,344     0.0356%
Aschendorf-Shasha, Ellen                     1,710            $61,235     0.0016%
Ash, Herbert                                   154             $5,515     0.0001%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Barbara Schwartz                       4,278           $153,195     0.0041%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Ellis Schwartz                           256             $9,167     0.0002%
Barr, Thomas                                 1,844            $66,034     0.0018%
Barkin, Leonard                                962            $34,449     0.0009%
Batkin, Nancy                                    0                 $0     0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98       6,446           $230,831     0.0062%
Berenson, David                              1,034            $37,028     0.0010%
Berenson, Joan                               1,382            $49,489     0.0013%
Berenson, Richard                              842            $30,152     0.0008%
Berenson, Robert                             1,762            $63,097     0.0017%
Berger, Alice C.                               374            $13,393     0.0004%
Bianculli, Louis                             5,604           $200,679     0.0054%
Bierman, Jacquin                             5,376           $192,515     0.0051%
Blumenthal, Joel Marie                         154             $5,515     0.0001%
Braverman, Madlyn                           35,032         $1,254,496     0.0336%
Bonk, Chris                                 75,344         $2,698,069     0.0722%
Carb, Sally                                  1,793            $64,207     0.0017%
Carney, Thomas                               1,419            $50,814     0.0014%
Chambers, Robert                             8,106           $290,276     0.0078%
CHO Enterprises                              5,364           $192,085     0.0051%
Dembner, Shirley                               223             $7,986     0.0002%
Dembner, Shirley UGMA                            0                 $0     0.0000%
  for Lindsey Dembner                        3,462           $123,974     0.0033%
Doner, Max                                   3,364           $120,465     0.0032%
Downey, Michael                             83,226         $2,980,323     0.0797%
Dryfoos, Jacqueline                            962            $34,449     0.0009%
Dubrowski, Raymond                           2,304            $82,506     0.0022%
Evans, Ben                                     104             $3,724     0.0001%
Field, Walter L.                             1,680            $60,161     0.0016%
Jesse Fierstein & Co.                        4,045           $144,851     0.0039%
Fischer, Alan A.                             3,364           $120,465     0.0032%
Freedman, Robert                             5,770           $206,624     0.0055%
Gershon, Estate of Murray                   10,494           $375,790     0.0101%
Getz, Howard                                   333            $11,925     0.0003%
Getz, Sandra                                 7,328           $262,416     0.0070%
Getz, Sandra & Howard                          748            $26,786     0.0007%

                                                                              Class of Units
                                       ---------------------------------------------------------------------------------------------
                                                              Common Units
                                       ------------------------------------------------------------
                                          A         C       D    E   Total      Value    Percentage   Total      Total    Percentage
                                                                    Common     Common      Common     Units      Value     Interest
                                                                     Units      Units       Units
                                       --------------------------------------------------------------------------------------------
Gold, Frederica                                               414       414      $14,825   0.0005%       414      $14,825   0.0004%
Ginsberg, Benedict                                            932       932      $33,375   0.0010%       932      $33,375   0.0009%
Goldberg, Clarence                                            916       916      $32,802   0.0010%       916      $32,802   0.0009%
Goldring, Stanley                                          10,833    10,833     $387,930   0.0118%    10,833     $387,930   0.0104%
Goldschmidt, Beatrice                                      22,045    22,045     $789,431   0.0240%    22,045     $789,431   0.0211%
Goldschmidt, Charles                                       10,752    10,752     $385,029   0.0117%    10,752     $385,029   0.0103%
Goldschmidt, Edward                                        12,842    12,842     $459,872   0.0140%    12,842     $459,872   0.0123%
Goldschmidt, C. Trust U/A/D 7/11/90                         8,389     8,389     $300,410   0.0091%     8,389     $300,410   0.0080%
Goldschmidt, Lawrence                                      92,454    92,454   $3,310,778   0.1007%    92,454   $3,310,778   0.0886%
Gorfinkle, Alaine                                             664       664      $23,778   0.0007%       664      $23,778   0.0006%
Gorfinkle, Lawrence                                         3,830     3,830     $137,152   0.0042%     3,830     $137,152   0.0037%
Gould Investors, L.P.                  458,964                      458,964  $16,435,501   0.4998%   458,964  $16,435,501   0.4396%
Green, Bernard                                             14,152    14,152     $506,783   0.0154%    14,152     $506,783   0.0136%
Green, Barbara                                              8,546     8,546     $306,032   0.0093%     8,546     $306,032   0.0082%
Greenbaum, David R.                        701                          701      $25,103   0.0008%       701      $25,103   0.0007%
Greif, Goldie                                               6,724     6,724     $240,786   0.0073%     6,724     $240,786   0.0064%
Gutenberg, Bernice                                            688       688      $24,637   0.0007%       688      $24,637   0.0007%
H L Silbert trustee U/W                                    19,976    19,976     $715,341   0.0218%    19,976     $715,341   0.0191%
 of H A Goldman
Hagler, Philip                                             14,631    14,631     $523,936   0.0159%    14,631     $523,936   0.0140%
Harteveldt, Robert L.                                       5,128     5,128     $183,634   0.0056%     5,128     $183,634   0.0049%
Hirsch, Phillip J.                                            338       338      $12,104   0.0004%       338      $12,104   0.0003%
Hirsch, Judith                                                338       338      $12,104   0.0004%       338      $12,104   0.0003%
Hrusha, Alan                                                1,844     1,844      $66,034   0.0020%     1,844      $66,034   0.0018%
Hutner, Anne Trust F/B/O                                    4,610     4,610     $165,084   0.0050%     4,610     $165,084   0.0044%
Hutner, Estate of Irwin                                    11,334    11,334     $405,871   0.0123%    11,334     $405,871   0.0109%
INS Realty Associates                                     269,516   269,516   $9,651,368   0.2935%   269,516   $9,651,368   0.2581%
Fierstein Co.                                              28,415    28,415   $1,017,541   0.0309%    28,415   $1,017,541   0.0272%
Jaffe, Elizabeth                                               76        76       $2,722   0.0001%        76       $2,722   0.0001%
Jones, Hazel                                                2,496     2,496      $89,382   0.0027%     2,496      $89,382   0.0024%
Kaufman, Robert M.                                            338       338      $12,104   0.0004%       338      $12,104   0.0003%
Klein, Robin                                                3,364     3,364     $120,465   0.0037%     3,364     $120,465   0.0032%
Knatten Inc.                                              141,998   141,998   $5,084,948   0.1546%   141,998   $5,084,948   0.1360%
Knight, Laureine                                  10,242             10,242     $366,766   0.0112%    10,242     $366,766   0.0098%
Komaroff, Stanley                                             576       576      $20,627   0.0006%       576      $20,627   0.0006%
Kosloff, Andrea                                                78        78       $2,793   0.0001%        78       $2,793   0.0001%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Adam Kosloff                                           2,116     2,116      $75,774   0.0023%     2,116      $75,774   0.0027%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Justin Kosloff                                         2,116     2,116      $75,774   0.0023%     2,116      $75,774   0.0020%
Koven, Irving                                                   0         0           $0   0.0000%         0           $0   0.0000%
Koven, Esther                                              11,208    11,208     $401,358   0.0122%    11,208     $401,358   0.0107%
Kowal, Myron as Custodian                                                 0           $0   0.0000%         0           $0   0.0000%
 for Andrew Kowal                                             748       748      $26,786   0.0008%       748      $26,786   0.0007%
Kramer, Saul                                                  652       652      $23,348   0.0007%       652      $23,348   0.0006%
Kuhn, James D.                           1,606   151,046            152,652   $5,466,468   0.1662%   152,652   $5,466,468   0.1462%
Kuhn, Leo                                                     902       902      $32,301   0.0010%       902      $32,301   0.0009%
Kurshan, Herbert                                            2,496     2,496      $89,382   0.0027%     2,496      $89,382   0.0024%
Lauder, Leonard                                             4,660     4,660     $166,875   0.0051%     4,660     $166,875   0.0045%
Lauder, Ronald                                              4,660     4,660     $166,875   0.0051%     4,660     $166,875   0.0045%
Leff, Joseph                                                3,364     3,364     $120,465   0.0037%     3,364     $120,465   0.0032%
Leff, Valerie                                               3,364     3,364     $120,465   0.0037%     3,364     $120,465   0.0032%
Lefkowitz, Howard                                             414       414      $14,825   0.0005%       414      $14,825   0.0004%
LeRoy Partners                                                  0         0           $0   0.0000%         0           $0   0.0000%
Liroff, Harriett                                           12,166    12,166     $435,664   0.0132%    12,166     $435,664   0.0117%
Liroff, Richard                                             1,532     1,532      $54,861   0.0017%     1,532      $54,861   0.0015%
Loewengart, Irene                                           1,664     1,664      $59,588   0.0018%     1,664      $59,588   0.0016%
Lovitz, David                                               2,244     2,244      $80,358   0.0024%     2,244      $80,358   0.0021%
M. Westport Associates                             3,412              3,412     $122,184   0.0037%     3,412     $122,184   0.0033%
Maayan Partners                                             9,616     9,616     $344,349   0.0105%     9,616     $344,349   0.0092%
Marvin, Morton                                                914       914      $32,730   0.0010%       914      $32,730   0.0009%
Marvin, Suzanne                                                76        76       $2,722   0.0001%        76       $2,722   0.0001%
Maynard, Jean                                               2,304     2,304      $82,506   0.0025%     2,304      $82,506   0.0022%
Mazer, David                                                6,724     6,724     $240,786   0.0073%     6,724     $240,786   0.0064%
Mazer, Richard                                              6,724     6,724     $240,786   0.0073%     6,724     $240,786   0.0064%
Mendik, Bernard                         13,162                       13,162     $471,331   0.0143%    13,162     $471,331   0.0126%
Mendik, Susan                                        976      930     1,906      $68,254   0.0021%     1,906      $68,254   0.0018%
Mendik, Susan Trust                         36              4,474     4,510     $161,503   0.0049%     4,510     $161,503   0.0043%
 u/w/o Jean A. Batkin
L.C. Migdal & Ellin Kalmus,                                               0           $0   0.0000%         0           $0   0.0000%
Trustees of Trust "B"
 u/w/o of Murray Silberstein                               10,256    10,256     $367,267   0.0112%    10,256     $367,267   0.0098%
Mil Equities                                               13,334    13,334     $477,491   0.0145%    13,334     $477,491   0.0128%
Myers Group III, Inc.                   17,641                       17,641     $631,724   0.0192%    17,641     $631,724   0.0169%
Myers Group IV, Inc.                   126,979                      126,979   $4,547,118   0.1383%   126,979   $4,547,118   0.1216%
Nevas, Alan                                        1,636              1,636      $58,585   0.0018%     1,636      $58,585   0.0016%
Nevas, Leo                                         3,271              3,271     $117,135   0.0036%     3,271     $117,135   0.0031%
Nicardo Corporation                                             0         0           $0   0.0000%         0           $0   0.0000%
Novick, Lawrence                                              154       154       $5,515   0.0002%       154       $5,515   0.0001%
Oestreich, David A.                                        38,808    38,808   $1,389,714   0.0423%    38,808   $1,389,714   0.0372%
Oestreich, Joan E.                                         38,802    38,802   $1,389,500   0.0423%    38,802   $1,389,500   0.0372%

------------------------------------------------------------------------------------------------------------------------------------
                                   Series A    Value   Percentage  Series B-1  Value    Percentage  Series B-2  Value    Percentage
                                   Preferred    of        of       Preferred     of         of      Preferred    of         of
                                    Units    Series A  Series A     Units   Series B-1  Series B-1    Units   Series B-2  Series B-2
------------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust, 12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable Living
  Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                    ----------------------------------  -----------------------------  -----------------------------
     TOTAL                          5,789,239  $296,061,682  100.0000%  899,566  $44,978,300  100.00%  449,783  $22,489,150  100.00%
                                    ----------------------------------  -----------------------------  -----------------------------

                                                                Class of Units
------------------------------------------------------------------------------------------------------------------
                                Series C-1      Value       Percentage    Series D-1      Value       Percentage
                                Preferred        of            of         Preferred        of            of
                                  Units       Series C-1    Series C-1      Units       Series D-1    Series D-1
------------------------------------------------------------------------------------------------------------------

Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust
  UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust,
  12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable
  Living Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO
  Carolynn UWO Barbara
  Schwartz
Schwartz, Trust FBO
  Carolynn UWO
  Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family
  Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                   ----------------------------------       ----------------------------------
     TOTAL                         747,912   $26,782,729     100.00%        2,400,000    $60,000,000  100.00%
                                   ----------------------------------       ----------------------------------

                                              Class of Units
-----------------------------------------------------------------------
                                               Common Units
                                      ---------------------------------
                                       A           C           D
-----------------------------------------------------------------------

Oestreich, Sophy                                                  4,610
Oppenheimer, Martin J.                                              338
Oppenheimer, Suzanne                                                338
Oshatz, Michael P.                                               30,180
Phillips, Family Trust UWO Edith                                      0
Phillips, Jonathan                                                3,364
Phillips, Lynn                                                    3,364
Phillips, Estate of John D.                                           0
Plum Partners L.P.                                                    0
Prentice Revocable Trust, 12/12/75                                2,601
RCAY S.A.
Reichler, Richard                                                 5,400
Reingold, Suzy                                                    4,888
Roberts, H. Richard                                              39,426
Roche, Sara                                                       3,364
Rolfe, Ronald                                                     1,844
Rosenberg, Ilse                                                     576
Rosenheim, Revocable Living
  Trust of Edna                                                   1,124
Rosenzveig, Abraham                                               3,744
Rubashkin, Martin                                                   460
Rubin, Murray M.                                                  3,364
Sahid, Joseph                                                     1,844
Saunders, Paul                                                    1,844
Saul, Andrew                                                     20,196
Schacht, Ronald                                                     988
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz                                                256
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz                                                256
Shapiro, Howard                                                     932
Shapiro, Howard A.                                                  336
Shapiro, Robert I.                                                3,364
Shasha, Alfred                                                    5,770
Shasha, Alfred A. & Hanina                                        7,484
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94                                            13,676
Shasha, Robert Y.                                                 1,710
Shasha-Kupchick, Leslie                                           3,418
Sheridan Family Partners, L.P.                                   15,944
Shine, William                                                    2,766
Silberstein, John J.                                  75,140
Silbert, Harvey I.                                               19,976
Simons, Robert                                                    3,364
Sims, David                                           52,938
Slaner, Estate of Alfred P.                                      34,958
Steiner, Phillip Harry                                            1,124
Steiner, Richard Harris                                           1,124
Tannenbaum, Bernard                                                 912
Tannenbaum, Bernice                                                  76
Tartikoff Living Trust                                            3,364
Winik, Trust U/W/O Carolyn                                        3,364
Watt, Emily                                                       1,332
Wang, Kevin                                           77,458
Weissman, Sheila                                                    664
Williams, John                                                    2,244
                                      ---------------------------------
     TOTAL                            86,956,158   3,534,098  1,340,011
                                      ---------------------------------

                                            Total          Value          Percentage
                                           Common         Common           Common           Total       Total        Percentage
                                    E       Units          Units            Units           Units       Value         Interest
--------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy                             4,610         $165,084        0.0050%           4,610        $165,084     0.0044%
Oppenheimer, Martin J.                         338          $12,104        0.0004%             338         $12,104     0.0003%
Oppenheimer, Suzanne                           338          $12,104        0.0004%             338         $12,104     0.0003%
Oshatz, Michael P.                          30,180       $1,080,746        0.0329%          30,180      $1,080,746     0.0289%
Phillips, Family Trust UWO Edith                 0               $0        0.0000%               0              $0     0.0000%
Phillips, Jonathan                           3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Phillips, Lynn                               3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Phillips, Estate of John D.                      0               $0        0.0000%               0              $0     0.0000%
Plum Partners L.P.                               0               $0        0.0000%               0              $0     0.0000%
Prentice Revocable Trust, 12/12/75           2,601          $93,142        0.0028%           2,601         $93,142     0.0025%
RCAY S.A.                            0           0               $0        0.0000%               0              $0     0.0000%
Reichler, Richard                            5,400         $193,374        0.0059%           5,400        $193,374     0.0052%
Reingold, Suzy                               4,888         $175,039        0.0053%           4,888        $175,039     0.0004%
Roberts, H. Richard                         39,426       $1,411,845        0.0429%          39,426      $1,411,845     0.0378%
Roche, Sara                                  3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Rolfe, Ronald                                1,844          $66,034        0.0020%           1,844         $66,034     0.0018%
Rosenberg, Ilse                                576          $20,627        0.0006%             576         $20,627     0.0006%
Rosenheim, Revocable Living                      0               $0        0.0000%               0              $0     0.0000%
  Trust of Edna                              1,124          $40,250        0.0012%           1,124         $40,250     0.0011%
Rosenzveig, Abraham                          3,744         $134,073        0.0041%           3,744        $134,073     0.0036%
Rubashkin, Martin                              460          $16,473        0.0005%             460         $16,473     0.0004%
Rubin, Murray M.                             3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Sahid, Joseph                                1,844          $66,034        0.0020%           1,844         $66,034     0.0018%
Saunders, Paul                               1,844          $66,034        0.0020%           1,844         $66,034     0.0018%
Saul, Andrew                                20,196         $723,219        0.0220%          20,196        $723,219     0.0193%
Schacht, Ronald                                988          $35,380        0.0011%             988         $35,380     0.0009%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $153,195        0.0047%           4,278        $153,195     0.0041%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $9,167        0.0003%             256          $9,167     0.0002%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $153,195        0.0047%           4,278        $153,195     0.0041%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $9,167        0.0003%             256          $9,167     0.0002%
Shapiro, Howard                                932          $33,375        0.0010%             932         $33,375     0.0009%
Shapiro, Howard A.                             336          $12,032        0.0004%             336         $12,032     0.0003%
Shapiro, Robert I.                           3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Shasha, Alfred                               5,770         $206,624        0.0063%           5,770        $206,624     0.0055%
Shasha, Alfred A. & Hanina                   7,484         $268,002        0.0081%           7,484        $268,002     0.0072%
Shasha, Alfred & Hanina                          0               $0        0.0000%               0              $0     0.0000%
  Trustees UTA 6/8/94                       13,676         $489,738        0.0149%          13,676        $489,738     0.0131%
Shasha, Robert Y.                            1,710          $61,235        0.0019%           1,710         $61,235     0.0016%
Shasha-Kupchick, Leslie                      3,418         $122,399        0.0037%           3,418        $122,399     0.0033%
Sheridan Family Partners, L.P.              15,944         $570,955        0.0174%          15,944        $570,955     0.0153%
Shine, William                               2,766          $99,050        0.0030%           2,766         $99,050     0.0026%
Silberstein, John J.                        75,140       $2,690,763        0.0818%          75,140      $2,690,763     0.0720%
Silbert, Harvey I.                          19,976         $715,341        0.0218%          19,976        $715,341     0.0191%
Simons, Robert                               3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Sims, David                                 52,938       $1,895,710        0.0576%          52,938      $1,895,710     0.0507%
Slaner, Estate of Alfred P.                 34,958       $1,251,846        0.0381%          34,958      $1,251,846     0.0335%
Steiner, Phillip Harry                       1,124          $40,250        0.0012%           1,124         $40,250     0.0011%
Steiner, Richard Harris                      1,124          $40,250        0.0012%           1,124         $40,250     0.0011%
Tannenbaum, Bernard                            912          $32,659        0.0010%             912         $32,659     0.0009%
Tannenbaum, Bernice                             76           $2,722        0.0001%              76          $2,722     0.0001%
Tartikoff Living Trust                       3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Winik, Trust U/W/O Carolyn                   3,364         $120,465        0.0037%           3,364        $120,465     0.0032%
Watt, Emily                                  1,332          $47,699        0.0015%           1,332         $47,699     0.0013%
Wang, Kevin                                 77,458       $2,773,771        0.0843%          77,458      $2,773,771     0.0742%
Weissman, Sheila                               664          $23,778        0.0007%             664         $23,778     0.0006%
Williams, John                               2,244          $80,358        0.0024%           2,244         $80,358     0.0021%
                                   ------------------------------------------------    -----------  --------------   ---------
     TOTAL                          0   91,830,267    3,288,441,861     100.0000%      102,116,767  $3,738,753,722   100.0000%
                                    -----------------------------------------------    -----------  --------------   ---------


(1) Directly and through the following subsidiaries: Vornado Finance Corp., Vornado Investments Corporation, 40 East 14 Realty Associates General Partnership, 825 Seventh Avenue Holding Corporation, Menands Holding Corporation, and Two Guys From Harrison, N.Y., Inc.

(2) Pledged. (See Section 11.3.F of the Operating Partnership Agreement.)


Common Units
------------
Vornado                       85,068,377
Original Mendik Partners       4,865,790
Kennedy Partners               1,065,722
Freezer Services Partners        144,620
Westport Partners                  8,319
770 Broadway Partner             458,964
20 Broad Partners                 16,064
High Point Partners              202,411
                              ----------
                              91,830,267
                              ==========